Exhibit 10.1

INCREMENTAL FACILITY AGREEMENT

INCREMENTAL FACILITY AGREEMENT, dated as of October 31, 2012 (this “Amendment”), to the Term Loan Agreement, dated as of April 24, 2012 and amended by that certain Amendment No. 1 dated as of August 21, 2012 (as further amended, amended and restated, modified or supplemented from time to time, the “Term Loan Agreement”), among EP Energy LLC (f/k/a Everest Acquisition LLC), a Delaware limited liability company (the “Borrower”), the lenders from time to time party thereto (the “Lenders”) and Citibank, N.A., as administrative agent and collateral agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Tranche B-2 Lenders (as defined below) provide Loans pursuant to Section 2.23 of the Term Loan Agreement in the form of Tranche B-2 Loans (as defined below) in an aggregate principal amount of $400,000,000.

WHEREAS, the Tranche B-2 Lenders are willing to provide such Loans to the Borrower pursuant to the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

Definitions

Section 1.1         Defined Terms.  Capitalized terms defined in the Term Loan Agreement and used herein shall have the meanings given to them in the Term Loan Agreement unless otherwise defined herein or the context otherwise requires.  As used in this Amendment, the following terms have the meanings specified below.

“Tranche B-2 Commitment” shall mean, with respect to each Tranche B-2 Lender, the commitment of such Tranche B-2 Lender to make Tranche B-2 Loans hereunder on the Tranche B-2 Incremental Effective Date.  The principal amount of each Tranche B-2 Lender’s Tranche B-2 Commitment is set forth on Schedule 1 hereto, or in the Assignment and Acceptance pursuant to which such Tranche B-2 Lender shall have assumed its Tranche B-2 Commitment, as applicable.  The aggregate amount of the Tranche B-2 Commitments of all Tranche B-2 Lenders as of the date of this Amendment is $400,000,000.

“Tranche B-2 Incremental Effective Date” shall mean the date on which all the conditions set forth or referred to in Section 4.1 hereof shall have been satisfied (or waived by each of the Tranche B-2 Lenders).

“Tranche B-2 Lenders” shall mean the persons listed on Schedule 1 hereto (other than any such person that has ceased to be a party hereto pursuant to an Assignment and Acceptance in accordance with Section 9.06 of the Term Loan Agreement), as well as any person that becomes a “Tranche B-2 Lender” hereunder pursuant to Section 9.06 of the Term Loan Agreement.

“Tranche B-2 Loans” shall mean the loans made pursuant to Section 2.1 of this Amendment.

ARTICLE II

Commitment

Section 2.1            Commitment.  Subject to the terms and conditions set forth herein, each Tranche B-2 Lender agrees to make Tranche B-2 Loans to the Borrower on the Tranche B-2 Incremental Effective Date in a principal amount not to exceed such Tranche B-2 Lender’s Tranche B-2 Commitment in accordance with Section 2.01(f) of the Term Loan Agreement resulting in aggregate proceeds to the Borrower equal to 99.75% of the Tranche B-2 Commitment of such Tranche B-2 Lender.  The Tranche B-2 Loans will be established as a separate Class of Loans and will constitute Loans for all purposes of the Term Loan Agreement except as otherwise set forth herein.

ARTICLE III

Amendments

Effective as of and subject to the occurrence of the Tranche B-2 Incremental Effective Date:

Section 3.1            Amendments to Section 1.01.

(a)           Section 1.01 of the Term Loan Agreement is hereby amended by inserting the following definitions in proper alphabetical order:

“Tranche B-2 Commitment” shall have the meaning assigned to such term in Section 1.1 of the Tranche B-2 Incremental Amendment.

“Tranche B-2 Incremental Amendment” shall mean the Incremental Facility Agreement, dated as of October 31, 2012, among the Borrower, the Tranche B-2 Lenders party thereto and the Administrative Agent.

“Tranche B-2 Incremental Effective Date” shall have the meaning assigned to such term in Section 1.1 of the Tranche B-2 Incremental Amendment.

“Tranche B-2 Lender” shall have the meaning assigned to such term in Section 1.1 of the Tranche B-2 Incremental Amendment.

“Tranche B-2 Loans” shall have the meaning assigned to such term in Section 1.1 of the Tranche B-2 Incremental Amendment.

(b)           Section 1.01 of the Term Loan Agreement is hereby amended by deleting the definition of “Applicable Margin” in its entirety and replacing it with the following definition:

““Applicable Margin” means (i) 4.00% in the case of a LIBOR Loan that is a Tranche B-1 Loan (or 3.00% in the case of an ABR Loan that is a Tranche B-1 Loan) and (ii) 3.50% in the case of a LIBOR Loan that is a Tranche B-2 Loan (or 2.50% in the case of an ABR Loan that is a Tranche B-2 Loan).”

(c)           Section 1.01 of the Term Loan Agreement is hereby amended by adding the following sentence to the end of the definition of “Loan Documents”:

“On and after the Tranche B-2 Incremental Effective Date, the Tranche B-2 Incremental Amendment shall constitute a Loan Document.”

(d)           Section 1.01 of the Term Loan Agreement is hereby amended by adding the following immediately before the period in the definition of “Loans”: “(including, without limitation, the Tranche B-2 Loans)”.

(e)           Section 1.01 of the Term Loan Agreement is hereby amended by deleting the definition of “Maturity Date” in its entirety and replacing it with the following definition:

““Maturity Date” means, (i) with respect to the Tranche B-1 Loans, the sixth anniversary of the Acquisition Date and (ii) with respect to the Tranche B-2 Loans, April 30, 2019; provided that with respect to any Class of Loans established pursuant to Section 2.23 or 2.24, “Maturity Date” means the final maturity date specified therefor in the Incremental Facility Agreement or Extension Amendment Agreement with respect thereto, as applicable.”

Section 3.2            Amendments to Section 2.01.

(a)           Section 2.01 of the Term Loan Agreement is hereby amended by adding the following clause (f) at the end thereof:

“(f)          (i)  Subject to and upon the terms and conditions set forth in the Tranche B-2 Incremental Amendment, each Tranche B-2 Lender agrees to make Tranche B-2 Loans to the Borrower on the Tranche B-2 Incremental Effective Date in a principal amount not to exceed its Tranche B-2 Commitment on the Tranche B-2 Incremental Effective Date resulting in aggregate proceeds to the Borrower equal to 99.75% of the Tranche B-2 Commitment of such Tranche B-2 Lender.

(ii) The Tranche B-2 Loans shall have the same terms as the Tranche B-1 Loans as set forth in this Agreement and the other Loan Documents, except as modified by the Tranche B-2 Incremental Amendment.  For the avoidance of doubt, the Tranche B-2 Loans shall constitute “Loan Obligations” under this Agreement and the other Loan Documents and shall have the same rights and obligations under this Agreement and the other Loan Documents as the Tranche

B-1 Loans, except as explicitly modified by the Tranche B-2 Incremental Amendment.

(iii)  Upon the Tranche B-2 Incremental Effective Date, any Tranche B-2 Lender shall be deemed to be a “Lender” hereunder, and henceforth shall be entitled to all the rights of, and benefits accruing to, Lenders hereunder and shall be bound by all agreements, acknowledgements and other obligations of Lenders hereunder and under the other Loan Documents.

(iv)  The Tranche B-2 Commitments shall be automatically terminated on the Tranche B-2 Incremental Effective Date upon the making of the Tranche B-2 Loans on such date.”

Section 3.3            Amendment to Section 2.03.  Section 2.03(a) of the Term Loan Agreement is hereby amended by deleting the third sentence thereof in its entirety and replacing it with the following:

“Such Notice of Borrowing shall specify (i) the aggregate principal amount of the Loans to be made, (ii) the proposed date of the Loans (which shall be a Business Day), (iii) whether such Loans are to be ABR Loans or LIBOR Loans and, if LIBOR Loans, the initial Interest Period applicable thereto, (iv) the Class of such Loans and (v) remittance instructions for disbursement of the proceeds of the Loans.”

Section 3.4            Amendments to Section 2.04.

(a)           Section 2.04(a) of the Term Loan Agreement is hereby amended by adding the following sentence at the end thereof:

“Subject to Section 4.1 of the Tranche B-2 Incremental Amendment, no later than 11:00 a.m. (New York City time) on the Tranche B-2 Incremental Effective Date, each Tranche B-2 Lender shall make available its pro rata portion based on its Tranche B-2 Commitment of the Tranche B-2 Loans to be made on such date in the manner provided below.”

(b)           Section 2.04(b) of the Term Loan Agreement is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following:

“Each Lender shall make available all amounts it is to fund to the Borrower in immediately available funds to the Administrative Agent at the Administrative Agent’s Lending Office, and the Administrative Agent will (i) (x) if the Funding Date occurs concurrently with the Acquisition Date, make available to the Borrower, by depositing to the Borrower’s account identified in the Notice of Borrowing, the aggregate of the amounts so made available in U.S. Dollars or (y) if the Funding Date occurs prior to the Acquisition Date, make available to the Borrower, by depositing to the Funding Date Escrow Account, the aggregate of the amounts so made available in U.S. Dollars and (ii) make available to the

Borrower on the Tranche B-2 Incremental Effective Date, by depositing to the account specified by the Borrower in the Notice of Borrowing, the aggregate of the amounts so made available in U.S. Dollars.”

(c)           Section 2.04(b) of the Term Loan Agreement is hereby amended by adding the following immediately after the words “Funding Date” in the second sentence thereof: “or the Tranche B-2 Incremental Effective Date, as applicable”.

Section 3.5            Amendment to Section 2.14(c).  Section 2.14(c) of the Term Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following”

“(c)         In the event that, prior to the date that is one year after the Acquisition Date, there shall occur any amendment, amendment and restatement or other modification of this Agreement which reduces the Applicable Margin with respect to the Tranche B-1 Loans or any prepayment or refinancing of the Tranche B-1 Loans with proceeds of new term loans or debt securities having lower applicable margins or applicable yield (after giving effect to any premiums paid on such new term loans or debt securities) than the Applicable Margin for the Tranche B-1 Loans on the Effective Date, each such amendment, amendment and restatement, modification, prepayment or refinancing, as the case may be, shall be accompanied by a fee or prepayment premium, as applicable, equal to 1.00% of the principal amount  of the Tranche B-1 Loans affected thereby or repaid, as applicable.  In the event that, prior to the date that is one year after the Tranche B-2 Incremental Effective Date, there shall occur any amendment, amendment and restatement or other modification of this Agreement which reduces the Applicable Margin with respect to the Tranche B-2 Loans or any prepayment or refinancing of the Tranche B-2 Loans with proceeds of new term loans or debt securities having lower applicable margins or applicable yield (after giving effect to any premiums paid on such new term loans or debt securities) than the Applicable Margin for the Tranche B-2 Loans on the Tranche B-2 Incremental Effective Date, each such amendment, amendment and restatement, modification, prepayment or refinancing, as the case may be, shall be accompanied by a fee or prepayment premium, as applicable, equal to 1.00% of the principal amount  of the Tranche B-2 Loans affected thereby or repaid, as applicable.”

Section 3.6            Amendment of Exhibit H.  Exhibit H to the Term Loan Agreement is hereby amended by deleting such Exhibit in its entirety and replacing it with Exhibit H to this Amendment.

ARTICLE IV

Conditions and Miscellaneous

Section 4.1            Conditions to Funding.  The obligations of the Tranche B-2 Lenders to make the Tranche B-2 Loans hereunder are subject to the satisfaction of the following conditions precedent:

(a)           The Administrative Agent shall have received (i) from the Borrower, at or prior to the time required by Section 2.03 of the Term Loan Agreement, a Notice of Borrowing with respect to the Borrowing of the Tranche B-2 Loans and (ii) from the Borrower and each Tranche B-2 Lender, either (A) a counterpart of this Amendment signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b)           The Administrative Agent shall have received a customary written opinion (addressed to the Administrative Agent and the Tranche B-2 Lenders on the Tranche B-2 Incremental Effective Date and dated the Tranche B-2 Incremental Effective Date) of Paul, Weiss, Rifkind, Wharton & Garrison LLP, New York counsel for the Credit Parties, in form and substance reasonably satisfactory to the Administrative Agent.  The Borrower hereby requests such counsel to deliver such opinion.

(c)           The Borrower shall have paid to (i) the Lead Arranger and the Joint Bookrunning Managers in respect of the Tranche B-2 Incremental Amendment the fees in the amounts previously agreed in writing to be received on the Tranche B-2 Incremental Effective Date and (ii) the Administrative Agent all reasonable documented out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent) payable pursuant to Section 9.05 of the Term Loan Agreement for which invoices have been presented at least three Business Days prior to the Tranche B-2 Incremental Effective Date.

(d)           At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

(e)           The Administrative Agent shall have received (1)(A) a copy of the certificate or articles of incorporation, certificate of limited partnership or certificate of formation, including all amendments thereto, of each Credit Party, in each case, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization, and (B) a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of each such Credit Party as of a recent date from such Secretary of State (or other similar official); (2) a certificate of the Secretary or Assistant Secretary or similar officer of each Credit Party dated the Tranche B-2 Incremental Effective Date and certifying: (i) that attached thereto is a true and complete copy of the by-laws (or partnership agreement, limited liability company agreement or other equivalent governing documents) of such Credit Party as in effect on the Tranche B-2 Incremental Effective Date and at all times since a date prior to the date of the resolutions described in clause (ii) below, (ii) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or managing general partner, managing member or equivalent) of such Credit Party authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party and the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Tranche B-2 Incremental Effective Date, (iii) that the certificate or articles of incorporation, certificate of limited partnership, articles of incorporation or certificate of formation of such Credit Party has not been amended since the date of the last amendment thereto disclosed pursuant to clause (1) above, (iv) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Credit Party, and (v) as to the absence of any pending proceeding for the dissolution or liquidation of such Credit Party; and (3) a certificate of a director or an officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer executing the certificate pursuant to clause (2) above; provided that the certificate of the Secretary or Assistant Secretary or similar officer of each Credit Party may, in lieu of attaching the documents required pursuant clauses (1)(A) and (2)(i) above, certify that such documents  have not been amended, modified or otherwise changed since the Amendment No. 1 Effective Date.

(f)            To the extent required and requested in writing by any Tranche B-2 Lender at least three Business Days prior to the Tranche B-2 Incremental Effective Date, the Administrative Agent shall have received all documentation and other information about the Credit Parties required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act.

(g)           The Administrative Agent shall have received a certificate signed by an Authorized Officer of the Borrower certifying as to the accuracy of the representations set forth in paragraphs (ii), (iii) and (iv) of Section 4.2 hereof.

(h)           A Reaffirmation Agreement substantially in the form of Exhibit A hereto, together with such changes as are necessary to reflect local law issues (the “Reaffirmation Agreement”) shall have been executed and delivered by each party thereto.

Section 4.2            Representation and Warranties.  The Borrower represents and warrants to the Administrative Agent and the Lenders that, as of the Tranche B-2 Incremental Effective Date:

(i)           (a) The Borrower has (x) the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment, (y) taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment and (z) duly executed and delivered this Amendment and (b) this Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

(ii)          None of the execution, delivery or performance by the Borroweer of this Amendment or the compliance with the terms and provisions hereof will (a) contravene any Requirement of Law except to the extent such contravention would not reasonably be expected to result in a Material Adverse Effect, (b) result in any breach or violation of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower or any of the Subsidiaries (other than Liens created under the Loan Documents and Liens permitted under Section 6.10 of the Term Loan Agreement) pursuant to the terms of any indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other instrument to which the Borrower or any of the Subsidiaries is a party or by which it or any of its property or assets is bound, except to the extent such breach, default or Lien would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or (c) violate any provision of the certificate of incorporation, by-laws or other organizational documents of the Borrower or any of its Subsidiaries.

(iii)         Before and after giving effect to this Amendment, the representations and warranties of the Borrower set forth in the Loan Documents shall be true and correct in all material respects on and as of the Tranche B-2 Incremental Effective Date, as though made on and as of such date; provided that, to the extent that such representations and warranties specifically refer to an earlier date or period, they shall be true and correct in all material respects as of such earlier date or period.

(iv)        At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 4.3            Continuing Effect; No Other Amendments.  This Amendment shall become effective upon the Administrative Agent receiving from the Borrower and each Tranche B-2 Lender party hereto, either (A) a counterpart of this Amendment signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment; provided that the amendments to the Term Loan Agreement provided for in Article III herein shall become effective as of and subject to the occurrence of the Tranche B-2 Incremental Effective Date.  This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Term Loan Agreement except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein.  After the Tranche B-2 Incremental Effective Date, any reference to the Term Loan Agreement shall mean the Term Loan Agreement as modified hereby.  This Amendment shall constitute an “Incremental Facility Agreement”, the Tranche B-2 Lenders shall constitute “Lenders”, this Amendment and the Reaffirmation Agreement shall constitute “Loan Documents”, the Tranche B-2 Loans shall constitute “Loans” and the Tranche B-2 Commitments shall constitute “Incremental Commitments”, in each case for all purposes of the Term Loan Agreement and the other Loan Documents.  Except as expressly amended hereby, the provisions of the Term Loan Agreement are and shall remain in full force and effect in accordance with their terms.  The provisions of the other Loan Documents are and shall remain in full force and effect in accordance with their terms.

Section 4.4            Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 4.5            Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 4.6            GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

EP ENERGY LLC

By:	/s/ Kyle McCuen
Name: Kyle McCuen
Title: Vice President & Treasurer

Signature Page to EP Energy Incremental Facility Agreement

CITIBANK, N.A.,
as Administrative Agent

By:	/s/ Mohammed S. Baade
Name: Mohammed S. Baade
Title: Vice President

Signature Page to EP Energy Incremental Facility Agreement

Credit Suisse AG, Cayman Islands Branch
as Tranche B-2 Lender

By:	/s/ Bill O’Daly
Name: Bill O’Daly
Title: Director

By:	/s/ Michael D’Onofrio
Name: Michael D’Onofrio
Title: Associate

Signature Page to EP Energy Incremental Facility Agreement

SCHEDULE 1

TRANCHE B-2 LENDERS AND COMMITMENTS

Tranche B-2 Lenders	Tranche B-2 Commitments
Credit Suisse AG, Cayman Islands Branch	$400,000,000

EXHIBIT A

REAFFIRMATION AGREEMENT

[Attached]

REAFFIRMATION AGREEMENT

REAFFIRMATION AGREEMENT (this “Agreement”), dated as of October 31, 2012, among EP Energy LLC (f/k/a Everest Acquisition LLC), a Delaware limited liability company (the “Borrower”), each subsidiary of the Borrower identified on the signature pages hereto (each, a “Subsidiary Party”, and the Subsidiary Parties and the Borrower, the “Reaffirming Parties”) and Citibank, N.A., as administrative agent and collateral agent under the Amended Term Loan Agreement referred to below (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the Tranche B-2 Lenders (as defined therein) party thereto, and the Administrative Agent have entered into the Incremental Facility Agreement dated as of October 31, 2012 (the “Amendment”), which amends the Term Loan Agreement dated as of April 24, 2012 and amended by that certain Amendment No. 1 dated as of August 21, 2012 (the “Existing Term Loan Agreement” and, as amended after giving effect to the Amendment, the “Amended Term Loan Agreement”), among the Borrower, the lenders party thereto from time to time and the Administrative Agent;

WHEREAS, each of the Reaffirming Parties is party to one or more of the Security Documents (such term and each other capitalized term used but not defined herein having the meaning assigned to such terms in the Amended Term Loan Agreement);

WHEREAS, each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Amendment becoming effective and the consummation of the transactions contemplated thereby; and

WHEREAS, the execution and delivery of this Agreement is a condition precedent to the consummation of the transactions contemplated by the Amendment.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE V

Reaffirmation/Amendment

Section 5.1                                    Reaffirmation.  (a)  Each of the Reaffirming Parties (i) hereby consents to the Amendment and the transactions contemplated thereby, (ii) hereby confirms its guarantees (in the case of the Subsidiary Parties) and its pledges, grants of security interests and other agreements (in the case of all Reaffirming Parties), as applicable, under each of the Security Documents to which it is party and (iii) agrees that notwithstanding the effectiveness of the Amendment and the consummation of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and other agreements shall continue to be in full force and effect and shall accrue to the benefit of the Lenders under the Amended Term Loan Agreement.  Each of the Reaffirming Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to ensure compliance by the Borrower with Section 6.16 and Section 6.17 of the Amended Term Loan Agreement and hereby reaffirms its obligations under each similar provision of each Security Document to which it is party.

(b)                                 Each of the Reaffirming Parties party to each of the Security Documents securing the Loan Obligations of the Borrower hereby confirms and agrees that the Tranche B-2 Loans constitute Term Loan Obligations (as defined in the Collateral Agreement).

Section 5.2                                    Confirmation.  On and after the effectiveness of the Amendment, the parties confirm and acknowledge that (i) each reference in each Security Document to the “Term Loan Agreement”, “thereunder”, “thereof” or words of like import shall be a reference to the Amended Term Loan Agreement, as such agreement may be amended, modified or supplemented and in effect from time to time and (ii) the definition of any term defined in any Security Document by reference to the terms defined in the “Term Loan Agreement” shall reference the defined terms in the Amended Term Loan Agreement, as the same may be amended, modified or supplemented and in effect from time to time.

ARTICLE VI

Representations and Warranties

Each Reaffirming Party hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement, as follows:

Section 6.1                                    Organization.  Such Reaffirming Party is duly organized and validly existing in good standing under the laws of the jurisdiction of its formation.

Section 6.2                                    Authority; Enforceability.  Such Reaffirming Party has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.  Such Reaffirming Party has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

Section 6.3                                    Security Documents.  The representations and warranties of such Reaffirming Party contained in each Security Document are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

ARTICLE VII

Miscellaneous

Section 7.1                                    Notices.  All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Section 9.02 of the Amended Term Loan Agreement, provided that, for this purpose, the address of each Reaffirming Party shall be the one specified for the Borrower under the Amended Term Loan Agreement.

Section 7.2                                    Security Document.  This Agreement is a Security Document executed pursuant to the Amended Term Loan Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

Section 7.3                                    Section Captions.  Section captions used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

Section 7.4                                    Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

Section 7.5                                    Amendment.  This Agreement may be waived, modified or amended only by a written agreement executed by each of the parties hereto.

Section 7.6                                    Counterparts.  This Agreement may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

Section 7.7                                    Applicable Law; Waiver of Jury Trial.  (A) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(B)                               EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.13 OF THE AMENDED TERM LOAN AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

Section 7.8                                    No Novation.  Neither this Agreement nor the execution, delivery or effectiveness of the Amendment shall extinguish the obligations for the payment of money outstanding under the Existing Term Loan Agreement or any Security Documents or discharge or release the Lien or priority of any Security Document or any other security therefor.  Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Term Loan Agreement, the Security Documents or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith.  Nothing implied in this Agreement, the Amendment or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower or any Subsidiary Party under any Security Document from any of its obligations and liabilities as the “Borrower”, a “Subsidiary Party”, or a “Subsidiary Guarantor” under the Existing Term Loan Agreement or the Security Documents.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

EP ENERY LLC
EVEREST ACQUISITION FINANCE INC.
EP ENERGY GLOBAL LLC
EP ENERGY PREFERRED HOLDINGS COMPANY, L.L.C.
MBOW FOUR STAR, L.L.C.
EP ENERGY MANAGEMENT, L.L.C.
EP ENERGY GATHERING COMPANY, L.L.C.
EP ENERGY RESALE COMPANY, L.L.C.
EP ENERGY E&P COMPANY, L.P.
CRYSTAL E&P COMPANY, L.L.C.

By:
	Name:	Kyle McCuen
	Title:	Vice President & Treasurer

EPE NOMINEE CORP.

By:
	Name:	Kyle McCuen
	Title:	Vice President & Treasurer

EP ENERGY BRAZIL, L.L.C.

By:
	Name:	Kyle McCuen
	Title:	Vice President & Treasurer

CITIBANK, N.A., as Administrative
Agent and Collateral Agent

By:
Name:
Title:

EXHIBIT H

FORM OF NOTICE OF BORROWING

EXHIBIT H TO

TERM LOAN AGREEMENT

[FORM OF]

NOTICE OF BORROWING

Citibank, N.A.
[ADDRESS]
Attention: [          ]

[Date]

Ladies and Gentlemen:

Reference is made to the Term Loan Agreement, dated as of April 24, 2012, among EP Energy LLC (f/k/a Everest Acquisition LLC), a Delaware limited liability company (the “Borrower”), the Lenders from time to time party thereto and Citibank, N.A., as Administrative Agent and Collateral Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Term Loan Agreement.

The Borrower hereby gives you notice pursuant to Section 2.03 of the Term Loan Agreement that it requests a Borrowing under the Term Loan Agreement, and in that connection sets forth below the terms on which such Borrowing is requested to be made:

(A)                               The Aggregate Principal Amount of Borrowing:

(B)                               Date of Borrowing

(which is a Business Day):

(C)                               Type of Borrowing(1):

(D)                               Interest Period (if LIBOR Borrowing)(2):

(E)                                The Class of Loans:

(F)                                 The Location and Number of the Borrower’s Account
to which Funds are to be Disbursed:

(1)                                 Specify a LIBOR Borrowing or an ABR Borrowing.

(2)                                 The Interest Period applicable to a LIBOR Borrowing shall be subject to the definition of “Interest Period” in the Term Loan Agreement.

EP ENERGY LLC

By:
Name:
Title: